Exhibit 99.(h)(1)(U)

AMENDMENT

To

Transfer Agency and Service Agreement

Between

DST Asset Manager Solutions, Inc.

And

American Beacon Funds

This Amendment is made as of this 27th day of September 2021, by DST Asset Manager Solutions, Inc. (the “Transfer Agent”) and American Beacon Funds on behalf of its series listed in Schedule A, severely and not jointly (each a “Fund”, collectively the “Funds”). In accordance with Section 15 (Additional Funds/Portfolios) of the Transfer Agency and Service Agreement between American Beacon Funds and the Transfer Agent dated January 1, 1998, as amended (the “Agreement”), the parties desire to amend the Agreement as set forth herein.

NOW THEREFORE, the parties agree as follows:

1.	Schedule A. Any current Schedule A to the Agreement is hereby added to, replaced and/or superseded with the Schedule A attached hereto dated September 27, 2021; and

2.	All defined terms and definitions in the Agreement shall be the same in this Amendment (the “September 27, 2021 Amendment”) except as specifically revised by this Amendment; and

3.	Except as specifically set forth in this September 27, 2021 Amendment, all other terms and conditions of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this September 27, 2021 Amendment to be executed in their names and on their behalf by and through their duly authorized officers, as of the day and year first above written.

AMERICAN BEACON FUNDS		DST ASSET MANAGER SOLUTIONS, INC.
on behalf of its series listed in Schedule A, severely and not jointly

By:	/s/ Terri McKinney	By:	/s/ Nick Wright
Name:	Terri McKinney	Name:	Nick Wright
Title:	Vice President	Title:	Authorized Representative

As an Authorized Officer on behalf of each of the Funds indicated on Schedule A
1

SCHEDULE A

American Beacon Funds

Effective: September 27, 2021

R5 CLASS (Formerly INSTITUTIONAL CLASS)
AHL Managed Futures Strategy Fund - R5 Class
AHL TargetRisk Fund - R5 Class
ARK Transformational Innovation Fund - R5 Class
Bahl & Gaynor Small Cap Growth Fund - R5 Class
Balanced Fund - R5 Class
Bridgeway Large Cap Growth Fund - R5 Class
Bridgeway Large Cap Value Fund - R5 Class
Continuous Capital Emerging Markets Fund - R5 Class
Frontier Markets Income Fund - R5 Class
Garcia Hamilton Quality Bond Fund - R5 Class
International Equity Fund - R5 Class
Large Cap Value Fund - R5 Class
Mid-Cap Value Fund - R5 Class
Shapiro Equity Opportunities Fund - R5 Class
Shapiro SMID Cap Equity Fund - R5 Class
SiM High Yield Opportunities Fund - R5 Class
Small Cap Value Fund - R5 Class
Sound Point Floating Rate Income Fund - R5 Class
SSI Alternative Income Fund - R5 Class
Stephens Mid-Cap Growth Fund - R5 Class
Stephens Small Cap Growth Fund - R5 Class
The London Company Income Equity Fund - R5 Class
Tocqueville International Value Fund - R5 Class
TwentyFour Strategic Income Fund - R5 Class
Zebra Small Cap Equity Fund - R5 Class
2

SCHEDULE A

American Beacon Funds

Effective: September 27, 2021

R6 CLASS
AHL TargetRisk Core Fund - R6 Class
ARK Transformational Innovation Fund - R6 Class
Bridgeway Large Cap Growth Fund- R6 Class
Bridgeway Large Cap Value Fund - R6 Class
Garcia Hamilton Quality Bond Fund - R6 Class
International Equity Fund - R6 Class
Large Cap Value Fund - R6 Class
Mid-Cap Value Fund - R6 Class
NIS Core Plus Bond Fund - R6 Class
Shapiro SMID Cap Equity Fund - R6 Class*
Small Cap Value Fund - R6 Class
Stephens Mid-Cap Growth Fund - R6 Class
Stephens Small Cap Growth Fund - R6 Class
The London Company Income Equity Fund - R6 Class
TwentyFour Sustainable Short Term Bond Fund - R6 Class
3

SCHEDULE A

American Beacon Funds

Effective: September 27, 2021

INVESTOR CLASS
AHL Managed Futures Strategy Fund - Investor Class
AHL TargetRisk Fund - Investor Class
ARK Transformational Innovation Fund - Investor Class
Bahl & Gaynor Small Cap Growth Fund - Investor Class
Balanced Fund - Investor Class
Bridgeway Large Cap Growth Fund - Investor Class
Bridgeway Large Cap Value Fund - Investor Class
Continuous Capital Emerging Markets Fund - Investor Class
Frontier Markets Income Fund - Investor Class
Garcia Hamilton Quality Bond Fund - Investor Class
International Equity Fund - Investor Class
Large Cap Value Fund - Investor Class
Mid-Cap Value Fund - Investor Class
Shapiro Equity Opportunities Fund - Investor Class
Shapiro SMID Cap Equity Fund - Investor Class
SiM High Yield Opportunities Fund - Investor Class
Small Cap Value Fund - Investor Class
Sound Point Floating Rate Income Fund - Investor Class
SSI Alternative Income Fund - Investor Class
Stephens Mid-Cap Growth Fund - Investor Class
Stephens Small Cap Growth Fund - Investor Class
The London Company Income Equity Fund - Investor Class
Tocqueville International Value Fund - Investor Class
TwentyFour Strategic Income Fund - Investor Class
Zebra Small Cap Equity Fund - Investor Class

ADVISOR CLASS
Balanced Fund - Advisor Class
International Equity Fund - Advisor Class
Large Cap Value Fund - Advisor Class
Mid-Cap Value Fund - Advisor Class
Small Cap Value Fund - Advisor Class

SP CLASS
Sound Point Floating Rate Income Fund - SP Class
4

SCHEDULE A

American Beacon Funds

Effective: September 27, 2021

A CLASS
AHL Managed Futures Strategy Fund - A Class
AHL TargetRisk Core Fund - A Class
AHL TargetRisk Fund - A Class
ARK Transformational Innovation Fund - A Class
Bahl & Gaynor Small Cap Growth Fund - A Class
Balanced Fund - A Class
Bridgeway Large Cap Growth Fund - A Class
Bridgeway Large Cap Value Fund - A Class
Continuous Capital Emerging Markets Fund - A Class
Frontier Markets Income Fund - A Class
International Equity Fund - A Class
Large Cap Value Fund - A Class
Mid-Cap Value Fund - A Class
NIS Core Plus Bond Fund - A Class
Shapiro Equity Opportunities Fund - A Class*
Shapiro SMID Cap Equity Fund - A Class*
SiM High Yield Opportunities Fund - A Class
Small Cap Value Fund - A Class
Sound Point Floating Rate Income Fund - A Class
Stephens Mid-Cap Growth Fund - A Class
Stephens Small Cap Growth Fund - A Class
The London Company Income Equity Fund - A Class
TwentyFour Sustainable Short Term Bond Fund - A Class
TwentyFour Strategic Income Fund - A Class
Zebra Small Cap Equity Fund - A Class
5

SCHEDULE A

American Beacon Funds

Effective: September 27, 2021

C CLASS
AHL Managed Futures Strategy Fund - C Class
AHL TargetRisk Core Fund - C Class
AHL TargetRisk Fund - C Class
ARK Transformational Innovation Fund - C Class
Bahl & Gaynor Small Cap Growth Fund - C Class
Balanced Fund - C Class
Bridgeway Large Cap Growth Fund - C Class
Bridgeway Large Cap Value Fund - C Class
Continuous Capital Emerging Markets Fund - C Class
Frontier Markets Income Fund - C Class
International Equity Fund - C Class
Large Cap Value Fund - C Class
Mid-Cap Value Fund - C Class
NIS Core Plus Bond Fund - C Class
Shapiro Equity Opportunities Fund - C Class*
Shapiro SMID Cap Equity Fund - C Class*
SiM High Yield Opportunities Fund - C Class
Small Cap Value Fund - C Class
Sound Point Floating Rate Income Fund - C Class
Stephens Mid-Cap Growth Fund - C Class
Stephens Small Cap Growth Fund - C Class
The London Company Income Equity Fund - C Class
TwentyFour Strategic Income Fund - C Class
TwentyFour Sustainable Short Term Bond Fund - C Class
Zebra Small Cap Equity Fund - C Class
6

SCHEDULE A

American Beacon Funds

Effective: September 27, 2021

Y CLASS
AHL Managed Futures Strategy Fund - Y Class
AHL TargetRisk Core Fund - Y Class
AHL TargetRisk Fund - Y Class
ARK Transformational Innovation Fund - Y Class
Bahl & Gaynor Small Cap Growth Fund - Y Class
Balanced Fund - Y Class
Bridgeway Large Cap Growth Fund - Y Class
Bridgeway Large Cap Value Fund - Y Class
Continuous Capital Emerging Markets Fund - Y Class
Frontier Markets Income Fund - Y Class
Garcia Hamilton Quality Bond Fund - Y Class
International Equity Fund - Y Class
Large Cap Value Fund - Y Class
Mid-Cap Value Fund - Y Class
NIS Core Plus Bond Fund - Y Class
Shapiro Equity Opportunities Fund - Y Class
Shapiro SMID Cap Equity Fund - Y Class
SiM High Yield Opportunities Fund - Y Class
Small Cap Value Fund - Y Class
Sound Point Floating Rate Income Fund - Y Class
SSI Alternative Income Fund - Y Class
Stephens Mid-Cap Growth Fund - Y Class
Stephens Small Cap Growth Fund - Y Class
The London Company Income Equity Fund - Y Class
Tocqueville International Value Fund - Y Class
TwentyFour Strategic Income Fund - Y Class
TwentyFour Sustainable Short Term Bond Fund - Y Class
Zebra Small Cap Equity Fund - Y Class

*Effective on or about October 28, 2021.

7